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                                                                  Exhibit 10.11

                     MEHL/BIOPHILE INTERNATIONAL CORPORATION

                               1997 INCENTIVE PLAN

                         Section 1. Purpose; Definitions

                  The purpose of the MEHL/Biophile International Corporation 1997 Incentive Plan (the "Plan") is to enable MEHL/Biophile International Corporation (the "Company") to attract, retain and reward key employees of the Company and its Subsidiaries and Affiliates, and strengthen the mutuality of interests between such key employees and the Company's stockholders, by offering such key employees performance-based stock incentives and/or other equity interests or equity-based incentives in the Company, as well as performance-based incentives payable in cash.

                  For purposes of the Plan, the following terms shall be defined as set forth below:

                           (a)      "Affiliate" means any entity other than the
Company and its Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

                           (b)      "Board" means the Board of Directors of the
Company.

                           (c)      "Book Value" means, as of any given date, on
a per share basis (i) the stockholders' Equity in the Company as of the end of the immediately preceding fiscal year as reflected
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in the Company's consolidated balance sheet, subject to such adjustments as the
Committee shall specify at or after grant, divided by (ii) the number of then outstanding shares of Stock as of such year-end date (as adjusted by the Committee for subsequent events).

                           (d)      "Code" means the Internal Revenue Code of
1986, as amended from time to time, and any successor thereto.

                           (e)      "Committee" means the Committee referred to
in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

                           (f)      "Company" means MEHL/Biophile International
Corporation, a corporation organized under the laws of the State of Delaware, or any successor corporation.

                           (g)      "Deferred Stock" means an award made
pursuant to Section 8 below of the right to receive Stock at the end of a specified deferral period.

                           (h)      "Disability" means disability as determined
under procedures established by the Committee for purposes of this Plan.

                           (i)      "Fair Market Value" means, as of any given
date, unless otherwise determined by the Committee in good faith, the mean between the highest and lowest quoted bid price, regular way, of the Stock on the Nasdaq Stock Market or, if no such sale of Stock occurs on such date, the fair market value of the Stock as determined by the Committee in good faith.

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                           (j)      "Incentive Stock Option" means any Stock
Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

                           (k)      "Non-Qualified Stock Option" means any Stock
Option that is not an Incentive Stock Option.

                           (l)      "Other Stock-Based Award" means an award
under Section 10 below that is valued in whole or in part by reference to, or is otherwise based on, Stock.

                           (m)      "Restricted Stock" means an award of shares
of Stock that is subject to restrictions under Section 7 below.

                           (n)      "Stock" means the Common Stock, $.01 par
value per share, of the Company.

                           (o)      "Stock Appreciation Right" means the right
pursuant to an award granted under Section 6 below to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such Stock Option (or such portion thereof) is surrendered, of the shares of Stock covered by such Stock Option (or such portion thereof), subject, where applicable, to the pricing provisions in Section 6(b)(ii) and (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

                           (p)      "Stock Option" or "Option" means any option
to purchase shares of Stock (including Restricted Stock and Deferred Stock, if the Committee so determines) granted pursuant to Section 5 below.

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                           (q)      "Stock Purchase Right" means the right to
purchase Stock pursuant to Section 9.

                           (r)      "Subsidiary" means any corporation (other
than the Company) in an unbroken chain of corporations beginning with the Company if the corporation (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                  In addition, the terms "Change in Control" and "Change in Control Price" shall have the meanings set forth, respectively, in Sections 11(b), (c) and (d) below and the term "Cause" shall have the meaning set forth in Section 5(i) below.

                            SECTION 2. Administration

         The Plan shall be administered by a Committee of no fewer than three persons, who shall be appointed by the Board and who shall serve at the pleasure of the Board. The functions of the Committee specified in the Plan shall be exercised by the Board, if and to the extent that no Committee exists which has the authority to so administer the Plan.

                  The Committee shall have full authority to grant, pursuant to the terms of the Plan, to officers and other key employees eligible under
Section 4: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Purchase Rights and/or (vi) Other Stock-Based Awards.

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                  In particular, the Committee shall have the authority:

                           (a)      to select the officers and other key
employees of the Company and its Subsidiaries and Affiliates to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and/or Other Stock-Based Awards may from time to time be granted hereunder;

                           (b)      to determine whether and to what extent
Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and/or Other Stock-Based Awards, or any combination thereof, are to be granted hereunder to one or more eligible employees;

                           (c)      to determine the number of shares to be
covered by each such award granted hereunder;

                           (d)      to determine the terms and conditions, not
inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award and/or the shares of Stock relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion);

                           (e)      to determine whether and under what
circumstances a Stock Option may be settled in cash, Restricted Stock and/or Deferred Stock under Section 5(k) or (1), as applicable, instead of Stock;

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                           (f)      to determine whether, to what extent and
under what circumstances grants and/or other awards under the Plan and/or other cash awards made by the Company are to be made, and operate, on a tandem basis vis-a-vis other awards under the Plan and/or cash awards made outside of the Plan, or on an additive basis;

                           (g)      to determine whether, to what extent and
under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period);

                           (h)      to determine the terms and restrictions
applicable to Stock Purchase Rights and the Stock purchased by exercising such Rights; and

                           (i) to grant with the consent of the optionee, in
substitution for outstanding Stock Options, replacement Stock Options, which may be at a lower exercise price, provided that, in the case of Incentive Stock Options, such replacement stock options are not at an exercise price less than the Fair Market Value of the Stock at the time of replacement.

                  The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under

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the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

                  All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Company and Plan participants.

                        SECTION 3. Stock Subject to Plan

                  The total number of shares of Stock reserved and available for distribution under the Plan shall be 4,000,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

                  Subject to Section 6(b)(iv) below, if any shares of Stock that have been optioned cease to be subject to a Stock Option, or if any such shares of Stock that are subject to any Restricted Stock or Deferred Stock award, Stock Purchase Right or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates, without a payment being made to the participant in the form of Stock, such shares shall again be available for distribution in connection with future awards under the Plan.

                  In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split spin-offs, spin-outs or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance

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under the Plan, in the number and option price of shares subject to outstanding
Options granted under the Plan, in the number and purchase price of shares subject to outstanding Stock Purchase Rights under the Plan, and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

                             SECTION 4. Eligibility

                  Officers, directors and key employees of the Company and its Subsidiaries and Affiliates and any other individual as determined by the Committee who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan.

                            SECTION 5. Stock Options

                  Stock Options may be granted alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

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                  Stock Options granted under the Plan may be of two types: (i)
Incentive Stock Options and (ii) Non-Qualified Stock Options.

                  The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights).

                  Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

                           (a)      Option Price.  The option price per share of
Stock purchasable under an Incentive Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% of the Fair Market Value of the Stock at the time of grant. Non-Qualified Stock Options may, in the discretion of the Committee, may be granted at a price per share less than the Fair Market Value of the Stock at the time of grant.

                           (b)      Option Term.  The term of each Stock Option
shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the Option is granted.

                           (c)      Exercisability.  Stock Options shall be
exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant. If the Committee provides, in its sole discretion, that

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any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion.

                           (d)      Method of Exercise.  Subject to whatever
installment exercise provisions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by check, note or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of Stock or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock or Deferred Stock subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee).

                  No shares of Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and if requested, has given the representation described in Section 14(a).

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                           (e)      Non-Transferability of Options.  No Stock
Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

                           (f)      Termination by Death.  Subject to Section
5(j), if an optionee's employment by the Company or any Subsidiary or Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

                           (g)      Termination by Reason of Disability. Subject
to Section 5(j), if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the

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Committee), for a period of one year (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter, provided, however, that, if the optionee dies within such one-year period (or such other period as the Committee shall specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

                           (h)      Other Termination.  Unless otherwise
determined by the Committee (or pursuant to procedures established by the Committee) at or after grant, if an optionee's employment by the Company or any Subsidiary or Affiliate terminates for any reason other than death or Disability, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised, to the extent otherwise then exercisable, for the lesser of three months or the balance of such Stock Option's term if the optionee is involuntarily terminated by the Company or any Subsidiary or Affiliate without

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Cause. For purposes of this Plan, "Cause" means a felony conviction of an optionee or the failure of an optionee to contest prosecution for a felony, or an optionee's willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Company or any Subsidiary or Affiliate.

                           (i)      Incentive Stock Options.  Anything in the
Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422.

                  To the extent required for "incentive stock option" status under Section 422(d) of the Code (taking into account applicable Internal Revenue Service regulations and pronouncements), the Plan shall be deemed to provide that the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the optionee during any calendar year under the Plan and/or any other stock option plan of the Company or any Subsidiary or parent corporation (within the meaning of Section 425 of the Code) shall not exceed $100,000. If Section 422 is hereafter amended to delete the requirement now in Section 422(d) that the plan text expressly

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provide for the $100,000 limitation set forth in Section 422(d), then this first paragraph of Section 5(i) shall no longer be operative.

                           (j)      Buyout Provisions.  The Committee may at any
time offer to buy for a payment in cash, Stock, Deferred Stock or Restricted Stock an option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

                           (k)      Settlement Provisions.  If the option
agreement so provides at grant or is amended after grant and prior to exercise to so provide (with the optionee's consent), the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Option take the form of Deferred or Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value (as determined by the Committee) of such Deferred or Restricted Stock determined without regard to the deferral limitations and/or forfeiture restrictions involved.

                      SECTION 6. Stock Appreciation Rights

                           (a)      Grant and Exercise.  Stock Appreciation
Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of

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an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option.

                  A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, subject to such provisions as the Committee may specify at grant where a Stock Appreciation Right is granted with respect to less than the full number of shares covered by a related Stock Option.

                  A Stock Appreciation Right may be exercised by an optionee, subject to Section 6(b), in accordance with the procedures established by the Committee for such purpose. Upon such exercise, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options relating to exercised Stock Appreciation Rights shall no longer be exercisable to the extent that the related Stock Appreciation Rights have been exercised.

                           (b)      Terms and Conditions.  Stock Appreciation
Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

                                    (i)     Stock Appreciation Rights shall be
exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of
Section 5 and this Section 6 of

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the Plan. The exercise of Stock Appreciation Rights held by optionees who are subject to Section 16(b) of the Exchange Act shall comply with Rule 16b-3 thereunder, to the extent applicable.

                  (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash and/or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. When payment is to be made in shares, the number of shares to be paid shall be calculated on the basis of the Fair Market Value of the shares on the date of exercise.

                  (iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Section 5(e).

                  (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

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                  (v) In its sole discretion, the Committee may grant "Limited"
Stock Appreciation Rights under this Section 6, i.e., Stock Appreciation Rights that become exercisable only in the event of a Change in Control, subject to such terms and conditions as the Committee may specify at grant. Such Limited Stock Appreciation Rights shall be settled solely in cash.

                  (vi) The Committee, in its sole discretion, may also provide that, in the event of a Change in Control, the amount to be paid upon the exercise of a Stock Appreciation Right or Limited Stock Appreciation Right shall be based on the Change of Control Price, subject to such terms and conditions on the Committee may specify at grant.

                           SECTION 7. Restricted Stock

                           (a)      Administration.  Shares of Restricted Stock
may be issued either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of Restricted Stock (subject to Section 7(b)), the time or times within which such awards may be subject to forfeiture, and all other terms and conditions of the awards.

                  The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such

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other factors as the Committee may determine, in its sole discretion.

                  The provisions of Restricted Stock awards need not be the same with respect to each recipient.

                           (b)      Awards and Certificates.  The prospective
recipient of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

                                    (i) The purchase price for shares of
Restricted Stock may be equal to or less than their par value and may be zero.

                                    (ii) Awards of Restricted Stock must be
accepted within a period of 60 days (or such shorter period as the committee may specify at grant) after the award date, by executing a Restricted Stock Award Agreement and paying whatever price (if any) is required under Section 7(b)(i).

                                    (iii) Each participant receiving a
Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

                                    (iv)  The Committee shall require that the
stock certificates evidencing such shares be held in custody by

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the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

                           (c)      Restrictions and Conditions.  The shares of
Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

                                    (i) Subject to the provisions of this Plan
and the award agreement, during a period set by the Committee commencing with the date of such award (the "Restricted Period"), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restriction in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion.

                                    (ii) Except as provided in this paragraph
(ii) and Section 7(c)(i), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Section 14(e), in additional Restricted Stock, to the extent

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shares are available under Section 3, or otherwise reinvested. Pursuant to
Section 3 above, Stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.

                                    (iii)  Subject to the applicable provisions
of the award agreement and this Section 7, upon termination of a participant's employment with the Company or any Subsidiary or Affiliate for any reason during the Restricted Period, all shares still subject to restriction will vest or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

                                    (iv)  If and when the Restricted Period
expires without a prior forfeiture of the Restricted Stock subject to such Restricted Periods, certificates for an appropriate number of unrestricted shares shall be delivered to the participant promptly.

                           (d)      Minimum Value Provisions. In order to better
ensure that award payments actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Restricted Stock award, subject to such performance, future service deferral and other terms and conditions as may be specified by the Committee.

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                            SECTION 8. Deferred Stock

                           (a)      Administration.  Deferred Stock may be
awarded either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred, and the other terms and conditions of the award in addition to those set forth in Section 8(b).

                  The Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine, in its sole discretion.

                  The provisions of Deferred Stock awards need not be the same with respect to each recipient.

                           (b) Terms and Conditions. The shares of Deferred
Stock awarded pursuant to this Section 8 shall be subject to the following terms and conditions:

                                    (i)   Subject to the provisions of this Plan
and the award agreement referred to in Section 8(b)(vi) below, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Elective Deferral Period referred to in Section 8(b)(v), where applicable), share

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certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares covered by the Deferred Stock award.

                                    (ii) Unless otherwise determined by the
Committee at grant, amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock award shall be paid to the participant currently, or deferred and deemed to be reinvested in additional Deferred Stock, or otherwise reinvested, all as determined at or after the time of the award by the Committee, in its sole discretion.

                                    (iii) Subject to the provision of the award
agreement and this Section 8, upon termination of a participant's employment with the Company or Subsidiary or Affiliate for any reason during the Deferral Period for a given award, the Deferred Stock in question will vest or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

                                    (iv) Based on service, performance and/or
such other factors or criteria as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of such award.

                                    (v)  A participant may elect to further
defer receipt of an award (or an installment of an award) for a specified period or until a specified event (the "Elective

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Deferral Period"), subject in each case to the Committee's approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, such election must generally be made at least one year prior to completion of the Deferral Period for such Deferred Stock award (or such installment).

                                    (vi)    Each award shall be confirmed by,
and subject to the terms of, a Deferred Stock agreement executed by the Company and the participant.

                           (c) Minimum Value Provisions. In order to better
ensure that award payments actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a deferred stock award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

                        SECTION 9. Stock Purchase Rights

                           (a) Awards and Administration. Subject to Section 3
above, the Committee may grant eligible participants Stock Purchase Rights which shall enable such participants to purchase Stock (including Deferred Stock and Restricted Stock):

                                    (i)  at its Fair Market Value on the date of
                                            grant;

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
                                    (ii) at 50% of such Fair Market Value on
                                            such date;

                                    (iii) at an amount equal to Book Value on
                                            such date; or

                                    (iv)  at an amount equal to the par value of
                                            such Stock on such date.

                  The Committee shall also impose such deferral, forfeiture and/or other terms and conditions as it shall determine, in its sole discretion, on such Stock Purchase Rights or the exercise thereof.

                  The terms of Stock Purchase Rights awards need not be the same with respect to each participant.

                  Each Stock Purchase Right award shall be confirmed by, and be subject to the terms of, a Stock Purchase Rights Agreement.

                           (b) Exercisability. Stock Purchase Rights shall
generally be exercisable for such period after grant as is determined by the Committee not to exceed 30 days. However, the Committee may provide, in its sole discretion, that the Stock Purchase Rights of persons potentially subject to
Section 16(b) of the Exchange Act shall not become exercisable until six months and one day after the grant date, and shall then be exercisable for ten trading days at the purchase price specified by the Committee in accordance with Section 9(a).

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
                      SECTION 10. Other Stock-Based Awards

                                    (a) Administration. Other awards of Stock
and other awards that are valued in whole or in part by reference to, or are otherwise based on, Stock ("Other Stock-Based Awards"), including, without limitation, performance shares, convertible preferred stock, convertible debentures, exchangeable securities and Stock awards or options valued by reference to Book Value or subsidiary performance, may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock or Stock Purchase Rights granted under the Plan and/or cash awards made outside of the Plan.

                  Subject to the provision of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such awards shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other conditions of the awards. The Committee may also provide for the grant of Stock upon the completion of a specified performance period.

                  The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

                           (b) Terms and Conditions. Other Stock-Based Awards
made pursuant to this Section 10 shall be subject to the following terms and conditions:

                                    (i) Subject to the provision of the Plan and
the award agreement referred to in Section 10(b)(v) below, shares

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
subject to awards made under this Section 10 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

                                    (ii) Subject to the provisions of the Plan
and the award agreement and unless otherwise determined by the Committee at grant, the recipient of an award under this Section 10 shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the award, as determined at the time of the award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

                                    (iii) Any award under this Section 10 and
any Stock covered by any such award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee, in its sole discretion.

                                    (iv) In the event of the participant's
retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations imposed hereunder (if any) with respect to any or all of an award under this Section 10.

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
                                    (v) Each award under this Section 10 shall
be confirmed by, and subject to the terms of, an agreement or other instrument by the Company and by the participant.

                                    (vi) Stock (including securities convertible
into Stock) issued on a bonus basis under this Section 10 may be issued for no cash consideration. Stock (including securities convertible into Stock) purchased pursuant to a purchase right awarded under this Section 10 shall be priced at least 50% of the Fair Market Value of the Stock on the date of grant.

                    SECTION 11. Change in Control Provisions

                           (a) Impact of Event. In the event of a "Change in
Control" as defined in Section 11(b), unless otherwise decided by the Committee, the following acceleration and valuation provisions shall apply:

                                    (i) Any Stock Appreciation Rights
(including, without limitation, any Limited Appreciation Rights) outstanding for at least six months and any Stock Options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested.

                                    (ii) The restrictions and deferral
limitations applicable to any Restricted Stock, Deferred Stock, Stock Purchase Rights and Other Stock-Based Awards, in each case to the extent not already vested under the Plan, shall lapse and such shares and awards shall be deemed fully vested.

                                    (iii) The value of all outstanding Stock
Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and Other Stock-Based Awards, in each case to the extent vested, shall, unless otherwise determined by the Committee in its sole discretion at or after grant but prior to any Change in Control, be cashed out on the basis of the "Change in Control Price" as defined in Section 11(c) as of the date such Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control.

                           (b) Definition of "Change in Control". For purposes
of Section 11(a), a "Change in Control" means the happening of any of the following:

                                    (i) When any "person" as defined in Section
3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the Exchange Act but excluding the Company and any Subsidiary and any employee benefit plan sponsored or maintained by the Company or any Subsidiary (including any trustee of such plan acting as trustee), directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13(d)-3 under the Exchange Act, as amended from time to time), of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities;

                                    (ii) When, during any period of 24
consecutive months during the existence of the Plan, the

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
individuals who, at the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason other than death to constitute at least a majority thereof, provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this Section 11(b)(ii); or

                                    (iii) The occurrence of a transaction
requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a Subsidiary through purchase of assets, or by merger, or otherwise.

                           (c) Change in Control Price. For purposes of this
Section 11, "Change Control Price" means the highest price per share bid in any transaction reported on the NASDAQ Stock Market Inc., or paid or offered in any bona fide transaction related to a Change in Control of the Company at any time during the 60 day period immediately preceding the occurrence of the Change in Control, in each case as determined by the Committee except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the optionee exercises such Stock Appreciation Rights

(or Limited Stock Appreciation Rights) or, where applicable, the date on which a cashout occurs under Section 11(a)(ii).

                      SECTION 12. Amendment and Termination

                  The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option, Stock Appreciation Right (or Limited Stock Appreciation Right), Restricted or Deferred Stock award, Stock Purchase Right or Other Stock-Based Award theretofore granted, without the optionee's or participant's consent, or which, without the approval of the Company's stockholders, would cause the Plan to no longer comply with Rule 16b-3 under the Exchange Act or any successor rule or other regulatory requirements.

                  The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but, subject to
Section 3 above, no such amendment shall impair the rights of any holder without the holder's consent.

                  Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules.

                       SECTION 13. Unfunded Status of Plan

                  The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder, provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

                         SECTION 14. General Provisions

                           (a) The Committee may require each person purchasing
shares pursuant to a Stock Option or other award under the Plan to represent and to agree with the Company in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

                  All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission any stock exchange upon which the Stock is then listed, and any applicable

Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                           (b) Nothing contained in the Plan shall prevent the
Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

                           (c) The adoption of the Plan shall not confer upon
any employee of the Company or any Subsidiary or Affiliate any right to continued employment with the Company or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

                           (d) No later than the date of which an amount first
becomes included in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the rights to deduct any such taxes from any payment of any kind otherwise due to the participant.

                           (e) The actual or deemed reinvestment or dividends or
dividend equivalents in additional Restricted Stock for in Deferred Stock or other types of Plan awards at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 for such reinvestment taking into account then outstanding Stock Options, Stock Purchase Rights and other Plan awards.

                           (f) The Plan and all awards made and actions taken
thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

                       SECTION 15. Effective Date of Plan

                  The Plan shall be effective as of March 23, 1997, subject to the approval of the Plan by a majority of the votes cast by the holders of the Company's Common Stock at the next annual shareholders' meeting in 1997. Any grants made under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned on, and subject to, such approval of the Plan by such shareholders.